EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Kodiak Oil & Gas Corp. (the “Registrant”) for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof, I, Lynn A. Peterson, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 8, 2007

By:	/s/ Lynn A. Peterson
Lynn A Peterson
Chief Executive Officer
(principal executive officer)